STEIN ROE MUTUAL FUNDS
SEMIANNUAL REPORT
DECEMBER 31, 1999


[PHOTO OF BONDS]


STEIN ROE FIXED INCOME FUNDS

TAXABLE BOND FUNDS

           INTERMEDIATE BOND FUND
           INCOME FUND
           HIGH YIELD FUND

LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENT

CONTENTS
--------------------------------------------------------------------------------

FROM THE PRESIDENT................................................   1

   Steve Gibson's thoughts on the markets and investing


QUESTIONS & ANSWERS

   Interview with the portfolio manager and a summary of investment activity

   STEIN ROE INTERMEDIATE BOND FUND...............................   5
   STEIN ROE INCOME FUND..........................................   9
   STEIN ROE HIGH YIELD FUND......................................   13


PORTFOLIO OF INVESTMENTS..........................................   18

   A complete list of investments with market values


FINANCIAL STATEMENTS..............................................   32

   Statements of assets and liabilities, operations and changes in net assets


NOTES TO FINANCIAL STATEMENTS.....................................   42


FINANCIAL HIGHLIGHTS..............................................   47

   Selected per-share data


                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT
--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS

On November 1, 1999, Tom Butch resigned as president of Stein Roe Mutual Funds. I would like to take this opportunity to wish him well. As the new president, I am pleased to present the semiannual report for the Stein Roe taxable bond funds -- Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund -- for the period ended December 31, 1999.
   In the past six months, most bonds turned in disappointing returns. Factors that affected the bond market were inflation worries, rising interest rates and Y2K concerns. Throughout the period, strong U.S. economic growth, coupled with improving conditions in Japan, Europe and the emerging markets, prompted the Federal Reserve to raise interest rates in preemptive strikes against potential inflation. In response to rising rates, yields on Treasury bonds, which move in the opposite direction of their price, climbed to 6.47% by year end.
   Despite interest rate concerns, a few factors were at work supporting the corporate bond market. Strong corporate earnings and an unraveling of investors' flight to higher-quality Treasury securities allowed corporate bonds to post relatively strong performance in the final months of the year. Overseas, European bonds increasingly strained under the weight of growing interest rate fears as economic conditions across the continent improved. In contrast, emerging market bonds improved as conditions in those regions stabilized and investor sentiment turned more favorable.
   On the pages that follow, each Fund's portfolio manager reviews the events that affected the Fund's performance during the period. As always, we thank you for choosing one of Stein Roe's mutual funds and for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Stephen E. Gibson
Stephen E. Gibson
President
February 11, 2000


Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

FUND PERFORMANCE
--------------------------------------------------------------------------------
              SIX-MONTH CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS
                         Periods Ended December 31, 1999

                                       6 MONTHS   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
STEIN ROE INTERMEDIATE BOND FUND         1.00%     1.27%     7.54%      7.34%
Lehman Intermediate Government/
Corporate Bond Index                     0.98%     0.39%     7.10%      7.26%
Lipper Intermediate Investment
Grade Debt Fund Average (Peer Group)     0.30%    -1.31%     6.79%      7.09%
Number of Funds in Peer Group             291       279       145        33

STEIN ROE INCOME FUND                    1.32%     1.23%     7.69%      7.91%
Lehman Intermediate Corporate
Bond Index                               0.97%     0.16%     7.77%      7.89%
Lipper Corporate
Debt Fund Average (Peer Group)           0.13%    -1.68%     7.67%      7.98%
Number of Funds in Peer Group             138       132       49         19

                                                 6 MONTHS   1 YEAR   LIFETIME1
--------------------------------------------------------------------------------
STEIN ROE HIGH YIELD FUND                          2.35%     8.11%      9.74%
Merrill Lynch High Yield Master Index II           0.02%     2.51%      6.02%
Lipper High Current Yield Fund
Average (Peer Group)                               0.93%     4.53%      5.40%
Number of Funds in Peer Group                       352       339        173
--------------------------------------------------------------------------------

1 Stein Roe High Yield Fund commenced operations on 11/1/96. Index and peer group comparisons are from 10/31/96.

2 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
  RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. An expense limitation of 1.00% was in effect for Stein Roe High Yield Fund for the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper, Inc., a monitor of mutual fund performance; Bloomberg; Liberty Funds Distributor, Inc.

3 Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

INVESTMENT COMPARISONS
--------------------------------------------------------------------------------
GROWTH of a $10,000 INVESTMENT December 31, 1989 through December 31, 1999

--------------------------------------------------------------------------------

STEIN ROE INTERMEDIATE BOND FUND
                                                Lehman Brothers Intermediate Government/    Lipper Intermediate Investment Grade
                    Intermediate Bond Fund      Corporate Bond Index                        Debt Fund Average (33 Funds)
12/31/89            10000                       10000                                       10000
12/31/90            10705                       10585                                       10916
12/31/91            12308                       12323                                       12512
12/31/92            13255                       13256                                       13409
12/31/93            14472                       14648                                       14588
12/31/94            14100                       14131                                       14306
12/31/95            16473                       16530                                       16499
12/31/96            17224                       17046                                       17167
12/31/97            18826                       18529                                       18519
12/31/98            20035                       19902                                       20082
12/31/99            20314                       19641                                       20160


--------------------------------------------------------------------------------
STEIN ROE INCOME FUND


                             Lehman Brothers Intermediate   Lipper Corporate BBB Rated
              Income Fund    Corporate Bond Index           Debt Fund Average (19 Funds)
12/31/89      10000          10000                          10000
12/31/90      10605          10443                          10764
12/31/91      12425          12424                          12552
12/31/92      13559          13565                          13581
12/31/93      15376          15468                          15093
12/31/94      14784          14666                          14691
12/31/95      17700          17749                          17483
12/31/96      18560          18527                          18175
12/31/97      20338          20431                          19694
12/31/98      21151          21674                          21327
12/31/99      21413          21309                          21361


--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Each illustration above assumes a $10,000 investment on December 31, 1989 and each index is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper, Inc., a monitor of mutual fund performance; Bloomberg and Liberty Funds Distributor, Inc.

INVESTMENT COMPARISON
-------------------------------------------------------------------------------

GROWTH of a $10,000 INVESTMENT  November 1, 1996 to December 31, 1999

-------------------------------------------------------------------------------

STEIN ROE HIGH YIELD FUND

                              Merrill Lynch High      Lipper High Current Yield
           High Yield Fund    Yield Master II Index   Fund Average (177 Funds)

11/30/96   10000              10000                   10000
12/31/96   10192              10123                   10077
3/31/97    10342              10199                   10182
6/30/97    11002              10743                   10666
9/30/97    11565              11316                   11085
12/31/97   11808              11474                   11371
3/31/98    12552              11967                   11687
6/30/98    12585              12014                   11884
9/30/98    11781              11133                   11458
12/31/98   12316              11452                   11786
3/31/99    12944              11777                   11914
6/30/99    13022              11857                   11994
9/30/99    12784              11674                   11844
12/31/99   13319              11968                   11970

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Each illustration above assumes a $10,000 investment on December 31, 1989 and each index is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper, Inc., a monitor of mutual fund performance; Bloomberg and Liberty Funds Distributor, Inc.

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH MICHAEL KENNEDY, PORTFOLIO MANAGER OF STEIN ROE
INTERMEDIATE BOND FUND, STEIN ROE ADVISOR INTERMEDIATE BOND FUND
AND SR&F INTERMEDIATE BOND PORTFOLIO

                                    FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks high current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.

   FUND INCEPTION:

   Dec. 5, 1978

   Net Assets:

   $401.0 million

Photo of: Mike Kennedy


Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999?
KENNEDY: Stein Roe Intermediate Bond Fund generated a return of 1.00%, which was in line with the Lehman Intermediate Government/Corporate Bond Index return of 0.98%.

Q: A LARGE PART OF YOUR STRATEGY IN RECENT YEARS HAS BEEN TO SHIFT ASSETS FROM CORPORATE BONDS TO TREASURY BONDS AND VICE VERSA BASED ON YOUR OUTLOOK FOR EACH MARKET. CAN YOU TELL US WHERE YOU SHIFTED ASSETS DURING THE PERIOD?

KENNEDY: Corporate securities gathered a lot of our attention during the period. At the end of the six months, nearly 73% of the Portfolio's assets were dedicated to this asset class. We did boost our allocation to Treasury bonds for a short time during the beginning of the period as potential new issue corporate bond supply made corporate bonds less attractive.
   Investors feared that any company looking to issue debt in the near future would issue before the end of the year to avoid any potential problems related to Y2K. Toward the end of September, it became clear the market had grossly overestimated corporate bond supply and the yields on corporate bonds had risen intensely. Therefore, we moved the majority of Treasury bonds back to corporate bonds, ending the period with just 2.6% of assets in Treasury securities. This shift worked well for the Portfolio as corporate bonds outperformed Treasury bonds from October through December.

Q: DID YOU ADJUST THE PORTFOLIO'S OVERALL CREDIT QUALITY?
KENNEDY: We shifted the Portfolio's overall quality lower as recovery in international economies led to an unwinding of the flight to quality we saw last year. By the end of the period, we held a larger-than normal position in investment-grade bonds rated BBB as

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------
well as high-yield bonds. This benefited performance as lower-rated holdings performed the best.

Q: DID YOU CHANGE THE PORTFOLIO'S DURATION AS INTEREST RATES INCREASED?
KENNEDY: Yes. Relative to our peer group we were maintaining a shorter duration as interest rates were increasing. Toward the end of the period we believed that most of the increases in rates were behind us, and we will begin to hold a more normal duration, comparable to our peer group. Short-term rates may rise further in the months ahead but we do not believe that will have a big impact on long-term interest rates.

Q: THE PORTFOLIO'S POSITION IN MORTGAGE-BACKED SECURITIES INCREASED DURING THE PERIOD TO 21.6%. HOW DID THIS SECTOR PERFORM AND WHAT MOTIVATED YOU TO INCREASE YOUR POSITION?
KENNEDY: Mortgage-backed securities performed exceptionally well in the second quarter of this fiscal year - from October through December. For us, it's usually a matter of what sectors are priced better in the market. Earlier in the year, Treasury securities were priced a little better, and before that it was corporate bonds. By the end of the period, we found the valuations of mortgage-backed securi ties to be attractive, and increased our holdings to what we consider a more normal position.

Q: WHAT INDUSTRIES OR INDIVIDUAL ISSUES DID YOU FIND NOTEWORTHY DURING THE
PERIOD?
KENNEDY: We continue to pay a lot of attention to bonds in the energy sector. The increase in the price of oil has continued to support the performance of this group, and at the end of the period, we held about 9.9% of the Portfolio's investments in energy. The insurance industry got a lot of our attention in the latter part of the six-month period. After a strong rally, we sold many of our insurance company holdings. However, we continue to own Royal & Sun Alliance from the United Kingdom (1.5% of net assets). We also purchased Lockheed-Martin (1.6% of net assets), a beaten-down aerospace and defense company that we believe is turning its operations around. This bond has performed well for the Fund since we purchased it in November.

Q: WHAT WAS YOUR INTERNATIONAL POSITION THROUGHOUT THE PERIOD?

KENNEDY: Twenty-five percent of the Portfolio's holdings was in dollar-denominated non-U.S., or Yankee bonds, at year-end. Recovery in international economies, particularly Asia and Latin America, supported performance for the group during the period. We think this area will continue to perform well because the outlook for the global economy is positive. The largest of

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------
our non-U.S. holdings were in United Kingdom bonds during the period. The rest of our allocation is a diversified mix of Asia, Europe and Latin America. In Latin America we've been able to buy bonds backed by oil. This way we're not directly exposed to that country's economy and politics, as the oil is a strong asset backing up the bond.

Q: WHAT MARKET EVENTS WILL AFFECT THE FUND IN COMING MONTHS?
KENNEDY: Sector allocation will continue to be important. With a strong global economy and good earnings growth, we expect corporate bonds will do well in the coming months, and we plan to invest the majority of the Portfolio's assets in that area.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU LESS SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 12/31/99 and are subject to change.

Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                        SR&F INTERMEDIATE BOND PORTFOLIO
                            SECURITIES TYPE BREAKDOWN

                                                PORTFOLIO          PORTFOLIO
                                            DECEMBER 31, 1999    JUNE 30, 1999
--------------------------------------------------------------------------------
Corporate Bonds                                    72.5%               68.7%
Mortgage-Backed Securities                         19.5                18.2
Asset-Backed Securities                             3.7                 2.4
U.S. Treasuries Securities                          2.6                10.3
Cash and Equivalents                                1.7                 0.4
--------------------------------------------------------------------------------
Total Investments                                 100.0%              100.0%

                              PORTFOLIO STATISTICS

                                                PORTFOLIO          PORTFOLIO
                                            DECEMBER 31, 1999    JUNE 30, 1999
-------------------------------------------------------------------------------
Adjusted Duration                               4.9 years           4.9 years
Average Weighted Life                           9.5 years           8.2 years
Average Weighted Coupon                           7.6%                7.2%


-------------------------------------------------------------------------------

PIE CHART:
                                    MATURITY
                         As of December 31, 1999       As of June 30, 1999
Greater than 20 Years    11.9%                          8.8%
10-20 Years               9.6%                          9.7%
5-10 Years               38.4%                         47.3%
1-5 Years                39.0%                         33.8%
Less than 1 Year          1.1%                          0.4%


-------------------------------------------------------------------------------

PIE CHART:
                                     QUALITY
                         As of December 31, 1999       As of June 30, 1999
BB and Below             13.9%                         13.4%
BBB                      25.6%                         24.0%
A                        27.8%                         26.0%
AA                        7.7%                          8.1%
AAA                      25.0%                         28.5%

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH STEVE LOCKMAN, PORTFOLIO MANAGER OF STEIN ROE INCOME FUND AND SR&F INCOME PORTFOLIO

                                    FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks high current income by investing principally in medium-quality debt securities. The Fund also may invest in higher-quality securities and, to a lesser extent, lower-quality securities which may involve greater credit and other risks.

   FUND INCEPTION:

   March 5, 1986

   NET ASSETS:

   $249.8 million

Photo of: Steve Lockman

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999?
LOCKMAN: Stein Roe Income Fund produced a return of 1.32%, beating the Lehman Intermediate Corporate Bond Index return of 0.97%.

Q: IN WHAT WAS AN EXTREMELY DIFFICULT PERIOD FOR BONDS AS TECHNOLOGY STOCKS DREW INVESTOR INTEREST, HOW DID YOU MANAGE TO FARE BETTER THAN YOUR PEERS?
LOCKMAN: A key factor in the Portfolio's strong performance was a below-average duration - or lower sensitivity to changes in interest rates - as interest rates rose. This allowed us to take advantage of issues with better rates when they came to the market. We continued to focus on investments in the BBB- and lower-rated areas of the market, and improvement in worldwide economies helped shift investor focus from more-conservative Treasury investments into this area. Although the number of bonds whose credit ratings were downgraded exceeded those that were upgraded in these credit ranges, the foresight of our credit and trading staff kept us abreast of declining situations and ahead of our peer group. And, although the booming stock market shadowed bond market interest, strong corporate earnings helped the spreads in the corporate market improve over earlier in 1999.

Q: WHERE DID YOU FIND VALUE IN LOWER-RATED BONDS AS YOU SHIFTED THE PORTFOLIO'S OVERALL QUALITY LOWER?
LOCKMAN: The high-yield market faced the challenges of low demand and thus a dramatic decrease in supply as companies faced the inability to place debt. There was also an increase in the number of defaults. These factors dramatically restricted liquidity and the market for certain sales and purchases. We

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------
focused the purchases we made on liquid issuers with improving credit situations. This strategy draws us to companies with higher market capitalizations, and these companies performed better than smaller companies during the period. A number of the Portfolio's high-yield bond holdings were upgraded or tendered for such as CSC Holdings (1.4% of net assets), a cable operator, CalEnergy, a leading energy production company, Premier Parks (0.3% of net assets), owner of amusement parks, and Export-Import Bank of Korea (1.1% of net assets). We sold CalEnergy because it reached an attractive relative value level, but continued to hold the other bonds mentioned.

Q: WHAT OTHER SHIFTS DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
LOCKMAN: We purchased bonds of Husky Oil (1.1% of net assets), and otherwise increased our allocation to oil and gas companies as prices of these commodities increased and our outlook for the sector improved. We increased our exposure to banks, taking advantage of the turnaround in Europe as many European countries become one "financial nation" with a single currency. Mergers and deregulation supported growth in that market. KBC Bank (1.4% of net assets), a Belgian bank, was one such addition to holdings. The bond was priced well, and has subsequently provided positive performance since we added it to the Portfolio. We also increased holdings in the retail sector as low unemployment continued to provide support. We added to our holdings in communications company Rogers-Cantel (1.3% of net assets) after management improved the Company's underlying business and reduced their debt. We increased the Portfolio's allocation to transportation services such as airlines, cargo, and consumer transport. We bought Coach USA, a bus touring company. The company was acquired by Stagecoach during the period and we added to the position (1.6% of net assets) because the price was good and we believed in the profitability of the combined outfit. We continue to own real estate investment trust bonds and Yankee securities. Although as groups these bonds did provide the best returns, our holdings provided extra yield for the Portfolio when interest rates increased.

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------
Q: WHAT SECTORS DID YOU SELL OR AVOID?
LOCKMAN: We reduced our holdings in textile and apparel due to the challenge from tremendous foreign competition and merger complications at several companies. We sold a few electric utility bonds because they have historically underperformed in rising rate environments. At the end of the period we held no Treasury securities based on our fear of rising interest rates. Our cash position, which qualifies as a not rated holding was somewhat higher at year end for the same reason, bringing our percentage of holdings in the CCC/not rated category to 6.7% from 5.5% at the start of the six months. And, although cable is still an industry that we favor, our holdings were down at the end of the period after we sold some issues that appreciated to fairly rich levels. We had difficulty selling some issues due to minimal liquidity, but consistent with the Fund's history, were able to avoid any default situations.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE FISCAL YEAR?
LOCKMAN: The market's action in the second half of the year remains contingent upon the strength of the corporate economy. Global consumer and capital spending will be among the key factors to watch. Although we don't expect market-shaking interest rate increases, we believe efforts to slow the domestic economy will increase. In anticipation of near-term interest rate increases at many central banks, we expect to maintain the Portfolio's duration at slightly below normal to allow for better purchasing ability if more attractive issues hit the market. Then, if the market levels off and serious threats of inflation remain benign, we anticipate moving duration to a more normal position of 5.5 or above. We expect further positive global economic signs in 2000, which would continue to support performance in investment grade bonds compared to Treasury securities. We plan to focus purchases in the normal to below-average credit quality range, while, as always, focusing on lower-volatility industries. And our credit staff will continue to strive to uncover ideal investment opportunities before the rest of the market.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 12/31/99 and are subject to change.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Lehman Brothers Intermediate Corporate Bond Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------
                              SR&F INCOME PORTFOLIO
                            SECURITIES TYPE BREAKDOWN

                                                PORTFOLIO          PORTFOLIO
                                            DECEMBER 31, 1999    JUNE 30, 1999
-------------------------------------------------------------------------------

Financial                                          28.5%               33.0%
Industrial                                         27.3                20.5
Media/Communications                               10.5                13.7
Consumer Noncyclical                                7.2                11.8
Foreign Sovereign                                   6.9                 0.0
Utilities                                           6.2                 7.6
Energy                                              6.2                 6.4
Consumer Cyclical                                   5.8                 5.5
Technology                                          1.4                 1.5
-------------------------------------------------------------------------------
Total Investments                                 100.0%              100.0%

                              PORTFOLIO STATISTICS

                                                PORTFOLIO          PORTFOLIO
                                            DECEMBER 31, 1999    JUNE 30, 1999
-------------------------------------------------------------------------------
Adjusted Duration                               5.5 years           5.6 years
Average Weighted Maturity                      10.4 years          10.4 years
Average Weighted Coupon                         8.0%                8.0%

-------------------------------------------------------------------------------
PIE CHART:
                                     MATURITY
                         As of December 31, 1999       As of June 30, 1999

Greater than 20 Years    15.2%                         11.9%
10-20 Years              12.7%                         12.3%
5-10 Years               41.3%                         48.0%
1-5 Years                26.5%                         26.9%
Less than 1 Year          4.3%                          0.9%


-------------------------------------------------------------------------------

PIE CHART:
                                     QUALITY
                         As of December 31, 1999       As of June 30, 1999
CCC/Not Rated*            6.7%                          5.5%
BB and Below             29.2%                         27.5%
BBB                      36.6%                         37.1%
A                        18.4%                         18.7%
AAA & AA                  9.2%                         11.2%

*Includes Cash

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH STEVE LOCKMAN, PORTFOLIO MANAGER OF STEIN ROE HIGH YIELD FUND, STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND AND SR&F HIGH YIELD PORTFOLIO

                                    FUND DATA

   INVESTMENT OBJECTIVE:

   Seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium and lower-quality debt securities.

   FUND INCEPTION:

   November 1, 1996

   NET ASSETS:

   $37.5 million

Q: DISCUSS THE FUND'S RETURN FOR THE PERIOD.
LOCKMAN: For the six-month period ended December 31, 1999, Stein Roe High Yield Fund continued to exceed its peers, returning 2.35%, while the Merrill Lynch High Yield Master II Index showed a mere 0.02% increase.

Q: WHAT STRATEGIES KEPT YOU AHEAD IN SUCH A DIFFICULT HIGH-YIELD BOND MARKET?
LOCKMAN: Our strategy starts with research. Primarily we look for value and quality in the companies we buy. Digging deeper, we look at the entire infrastructure of the industry and what could affect the issue over time. With this strategy, we strive to uncover high value purchases, and don't focus on "hot" or potentially volatile ideas that other investors may be chasing. We also "rebuy" our Portfolio every day. By this I mean that every day we look at our Portfolio and confirm or deny our confidence on the issues we hold. I stress to my analysts that it's better to pay attention to what we own rather than don't own and watch for declines in the issues we favor. This is how we have consistently avoided defaults and maintained high-quality holdings. As an example, we purchased Venetian Hotel in Las Vegas, ahead of a strong demand for the issue, after our analyst assessed its potential to bond investors.
Upon returning to the facility for a pre-opening viewing, our analyst sensed shortcomings and recommended a sell. The issue performed well while we owned it, but more important is the fact that our research helped us detect the right time to buy and sell.
   I should note that out of the Fund's return of 2.35% for the six months ended December 31, 1999, 0.45% (or 19.1% of the Fund's return for the period) was attributable to short-term investments in initial public offerings of common stocks of companies that had issued bonds purchased by the Portfolio. While the Fund was able to take advantage of

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------

these opportunities in this period, such investments are not part of the Fund's principal investment strategy. Because the Fund may not have such opportunities in the future, returns from such investments should not be considered sustainable.

Q: WHAT WENT ON IN THE HIGH-YIELD MARKET DURING THE PERIOD?
LOCKMAN: There were an extremely high number of defaults in the market, and low demand was evidenced by strong mutual fund outflows in the category. Liquidity dried up and restricted supply, as companies could not find a market to place their debt. We focused our purchases in companies that had liquidity, primarily companies with several underwriters and otherwise strong financial backing.

Q: WHAT OTHER REPOSITIONING DID YOU DO DURING THE SIX-MONTH PERIOD?
LOCKMAN: We made adjustments so that the Portfolio was less interest rate sensitive as interest rates increased. We reduced our holdings in BB-rated bonds because that category has shown more duration sensitivity and thus was affected by the higher rates. Zero-coupon bonds outperformed during the period, especially in the media and telecommunications sector. We held a strong position during the period, and this contributed to our performance.
   We increased our exposure to chemicals when we saw a valley in chemical prices. We increased our allocation to supermarket bonds, avoiding the poor performers in that arena. We increased our exposure to the telecommunications area, focusing, as we do with all purchases, on companies with business plans that are fully funded. We look for companies that have financial backing, are not topping out their credit limits, have good management, and dedicated investors. We were not heavily invested in deep cyclical industries such as steel, paper, forestry and metals because we do not favor their volatility. However, these bonds all performed well during the period.

Q: THE MEDIA/TELECOMMUNICATIONS SECTOR CONTINUES TO BE A MAJOR FOCUS FOR THE PORTFOLIO. CAN YOU TELL US WHY THIS AREA IS SO IMPORTANT?
LOCKMAN: This area is not only vital to the Portfolio, but the entire high-yield market. Media/telecommunications bonds made up more than 35% of the total high-yield bond market's issues in 1999, and at the end of the period held more than 40% of the Portfolio's assets. The sector has tremendous growth potential as telecommunications services expand throughout the world, shaping the

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------
way people live and do business. The large amount of capital dedicated to the industry's growth, and merger activity both supported the total return of the market as a whole. In this sector, we avoided negative performing sectors such as movie theaters and satellite companies. Although satellite companies offered high yield, and much promise in the ability to allow cellular service to anywhere in the world, their technology was not perfected, and therefore, in our opinion, was too risky for our lower-volatility philosophy.
   Several telecommunications purchases were in European companies. The European telecommunications and wireless markets have abundant growth potential as the previously government-run utilities are being sold off. This allowed for competition in European telecommunications for the first time in history. Amid this booming growth is the underlying element of a need for infrastructure and bandwidth in order for service to reach expanded markets. For that reason, we focus on companies that have that foresight and whether on their own, or through alliances, are helping the entire industry expand. Viatel (1.1% of net assets), for example, provides Internet links and fiber networks in Europe. Other holdings that support the industry are Level 3 Communications (0.6% of net assets), and PSInet (1.6% of net assets). The media/ telecommunications sector is so important that one of our analysts is dedicated solely to that sector. This is vital to how well we know the companies and the industry.

Q: WHAT MOTIVATED YOUR ALLOCATION TO THE INVESTMENT-GRADE BOND SECTOR THIS
PERIOD?
LOCKMAN: We have the ability to make purchases in investment-grade bonds, and we take advantage of this on occasions when we find attractive purchases. We bought a few investment-grade bonds that displayed unique relative value while interest rates increased.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE FISCAL YEAR?
LOCKMAN: What will transpire in the high-yield market for the remainder of the year is dependent on domestic and worldwide economies. We anticipate interest rate increases and will monitor their affects on margin pressures and corporate cash flows. Further recovery out of Asia and Latin America would support worldwide economic recovery through the remainder of the fiscal year. The companies that will most likely be in favor are those that have the resources to generate internal

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------
financing, those that can retain quality employees, and those that will realize productivity gains from improvements in the worldwide economy. Focusing on these companies may lead us to upgrade the quality of the bonds we own. We plan to maintain a cautious position with a moderate amount of cash until we have confirmation of corporate earnings growth and low inflation.
   The high-yield market will need to experience a positive flow of mutual fund investments to turn around. If there is demand, the new issue calendar should provide a strong amount of supply to the market. We also believe the default rate may have reached a peak.
   Now that the media/tele com munications sector has done so well, we might lower our weighting there and dedicate more assets to coupon bonds. Zero coupons have had a strong run and higher interest rates may prevent them from narrowing versus coupon bonds going forward.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 12/31/99 and are subject to change.

Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Merrill Lynch High Yield Master II Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                            SR&F HIGH YIELD PORTFOLIO

                            SECURITIES TYPE BREAKDOWN

                                                PORTFOLIO          PORTFOLIO
                                            DECEMBER 31, 1999    JUNE 30, 1999
--------------------------------------------------------------------------------

Media/Communications                               41.2%               33.2%
Industrial                                         25.2                26.6
Consumer  Noncyclical                              13.6                16.9
Consumer Cyclical                                  11.2                16.9
Energy                                              4.6                 1.8
Financial                                           2.4                 1.0
Technology                                          1.8                 3.6
--------------------------------------------------------------------------------
Total Investments                                 100.0%              100.0%
                              PORTFOLIO STATISTICS

                                                PORTFOLIO          PORTFOLIO
                                            DECEMBER 31, 1999    JUNE 30, 1999
--------------------------------------------------------------------------------
Adjusted Duration                               5.4 years           5.6 years
Average Weighted Maturity                       8.3 years          10.4 years
Average Weighted Coupon                           8.8%                8.0%

--------------------------------------------------------------------------------
PIE CHART:
                                    MATURITY
                         As of December 31, 1999       As of June 30, 1999

Greater than 10 Years     5.1%                          4.4%
5-10 Years               87.2%                         89.5%
1-5 Years                 4.4%                          3.5%
Less than 1 Year          3.3%                          2.6%

--------------------------------------------------------------------------------
PIE CHART:
                                     QUALITY
                         As of December 31, 1999       As of June 30, 1999
CCC/Not Rated*            9.6%                          5.5%
BB                       15.1%                         27.5%
BBB                       6.6%                         37.1%
B                        18.4%                         18.7%
AAA & AA                  9.2%                         11.2%

*Includes Cash

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

SR&F INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1999
(All amounts in thousands)
(Unaudited)

LONG-TERM OBLIGATIONS (98.3%)                                  PAR         VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (2.6%)
U.S. Treasury Notes
   6.000% 8/15/09....................................      $ 1,500       $ 1,453
   6.250% 2/15/03....................................        9,000         8,973
                                                                        --------
                                                                          10,426
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (7.3%)
FHLMC Gold
   12.000% 7/1/20....................................        1,610         1,795
FNMA
   8.500% 4/1/01.....................................          111           114
   6.000% 4/1/09.....................................        7,735         7,433
   6.000% 1/1/14.....................................        5,878         5,580
   6.000% 1/1/24.....................................        1,954         1,805
   6.000% 3/1/24.....................................          722           667
   6.500% 10/1/28....................................        6,641         6,257
FNMA Remic Trusts
   9.250% 3/25/18 Series 1988-4 Class Z..............        1,508         1,573
GNMA
   8.000% 2/15/08....................................        2,350         2,390
   9.000% 6/15/16....................................           60            63
   9.000% 10/15/16...................................          122           129
   6.625% 7/20/25 ARM................................        1,421         1,434
                                                                        --------
                                                                          29,240
AEROSPACE (3.0%)
Lockheed Martin......................................        6,500         6,503
Air 2 US 1999-A 8.027% 10/01/19......................        5,450         5,412
                                                                        --------
                                                                          11,915
AIRLINES (2.2%)
United Airlines Series 1991-A1 9.200% 3/22/08........        2,937         3,078
Delta Airlines 8.300% 12/15/29.......................        6,000         5,811
                                                                        --------
                                                                           8,889
ASSET-BACKED OBLIGATIONS (3.7%)
First Boston Mortgage Securities Series 1993-H1 Class A-IO
   (Effective Yield 12.820%) 9/28/13.................        5,225            26
Green Tree Home Improvement Loan Trust
   Series 1994-A Class A
   7.050% 3/15/14....................................          807           797
Green Tree Recreational, Equipment & Consumer Trust
   Series 1998-C Class A6 6.700% 2/15/14.............        4,500         4,352
JPMC 199-C8 A2 7/15/31
   7.400% 7/15/31....................................       10,000         9,841
                                                                        --------
                                                                          15,016

SR&F INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------
CONTINUED
                                                               PAR         VALUE
--------------------------------------------------------------------------------

AUTOMOTIVE (1.2%)
Federal-Mogul 7.500% 7/1/04..........................      $ 5,000       $ 4,709

BANKING (12.8%)
Asset Securitizatiion Corp. 6.750% 2/14/41...........        6,500         6,221
Barclays Bank PLC. 7.400% 12/15/09...................        6,000         5,882
Citicorp 8.040% 12/15/19.............................        9,000         8,841
Countrywide Home 6.850% 6/15/04......................        7,500         7,338
Deutsche Bank 7.872% 12/29/49 (a)....................        4,500         4,224
Korea Development Bank 7.150% 4/22/04................        3,000         2,993
Merita Bank Limited 7.150% 9/11/49...................        4,500         4,381
Republic of Argentina (zero coupon) 10/15/03.........        7,000         4,585
Sanwa Bank LTD. 8.350% 7/15/29.......................        4,100         4,115
Sovereign Bank 10.500% 11/15/06......................        2,750         2,797
                                                                        --------
                                                                          51,377
BUILDING AND CONSTRUCTION (1.5%)
Owens Corning 7.000% 3/15/09.........................        4,750         4,152
PYCSA Panama 10.280% 12/15/12 (a)....................        3,182         1,909
                                                                        --------
                                                                           6,061
ENERGY SERVICES (0.9%)
AES Eastern Energy 9.670% 1/2/29 (a).................        4,000         3,738

FINANCIAL (13.9%)
Amvescap 6.600% 5/15/05 (a)..........................        5,000         4,721
Bistro Trust 9.500% 12/31/02 (a).....................        3,000         2,813
Dana Credit Corp. 7.250% 12/16/02....................        5,000         4,980
Duke Capital Corp. 7.25% 10/01/04....................        4,000         3,982
Cigna CBO Series 1996-1 Class A-2 6.460%11/15/08 (a).        5,000         5,013
Corporacion Andina de Fomento (Yankee Issue) 7.100% 2/1/03   6,000         5,897
First Industrial L.P.
   7.500% 12/1/17....................................        6,000         5,023
   7.600% 7/15/28....................................        1,250         1,013
Jackson National Life European 9.060% 10/3/01........        1,000         1,006
KBC Bank Fund Trust 3, 9.860% 11/29/04...............        5,500         5,641
Stagecoach Holdings 8.625 % 11/15/09.................        6,000         5,972
Sunamerica Euro 5.750 2/16/09........................        4,750         4,194
TPSA Finance BV 7.750% 12/10/08......................        6,000         5,600
                                                                        --------
                                                                          55,855
FOREIGN SOVEREIGN REGIONAL BONDS (1.6%)
Republic of Philippines 7.125% 1/15/09...............        3,000         2,957
State of Qatar 9.500% 5/21/09 (a)....................        3,500         3,678
                                                                        --------
                                                                           6,635
HEALTH SERVICE AND EQUIPMENT (1.9%)
Tenet Healthcare 7.875% 1/15/03......................        4,000         3,920
Lilly Del Mar 7.170% 8/01/29.........................        3,750         3,632
                                                                        --------
                                                                           7,552

SR&F INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------
CONTINUED
                                                               PAR         VALUE
--------------------------------------------------------------------------------

HOTELS AND ENTERTAINMENT (1.9%)
Prime Hospitality 9.250% 1/15/06.....................      $ 2,750       $ 2,778
Marriott International 7.875% 9/15/09................        5,000         4,927
                                                                        --------
                                                                           7,705
INSURANCE (5.2%)
Florida Windstorm 7.125% 2/25/19 (a).................        2,375         2,185
Prudential Insurance 7.650% 7/1/07 (a)...............        7,250         7,191
Royal and Sun Alliance 8.950% 10/15/29...............        6,000         5,844
Zurich Capital Trust 8.376% 6/1/37 (a)...............        6,000         5,725
                                                                        --------
                                                                          20,945
MANUFACTURING (5.4%)
Abitibi-Consolidated 8.500% 8/01/29..................        1,500         1,435
Buhrmann US Inc. 12.250% 11/01/09....................        3,000         3,120
PDVSA Finance 8.750% 2/15/04 (a).....................        3,500         3,386
PDVSA Finance Limited Series 1998-1D 7.400% 8/15/16 (a)      2,500         1,846
Tyco International Group (Yankee Issue) 6.875% 9/05/02       5,500         5,401
USX Corp 7.200% 2/15/04..............................        6,800         6,710
                                                                        --------
                                                                          21,898
MINING AND AGRICULTURE (2.6%)
Freeport-McMoRan Copper & Gold 7.500% 11/15/06.......        2,700         1,890
PT Alatief Freeport (Yankee Issue) 9.750% 4/15/01....        3,000         2,655
Yosemite Securities Trust 8.250% 11/15/04............        6,000         5,915
                                                                        --------
                                                                          10,460
MORTGAGE-BACKED SECURITIES (10.6%)
American Mortgage Trust Series 1993-3 Class 3B
   8.190% 9/27/22....................................        1,464         1,420
Diversified Reit Trust Series 1999-1A Class C
   6.780% 3/18/11 (a)................................        5,000         4,480
Kidder Peabody Acceptance Series 1994-C3 Class A2
   8.500% 4/1/07.....................................        3,239         3,363
Lehman Brothers Commercial Conduit Mortgage Trust
   6.210% 10/15/08...................................       10,000         9,150
Mellon Residential Funding Series 1998-TBC1 Class A3
   5.610% 10/25/28...................................        4,500         4,312
Merrill Lynch Mortgage Investors Series 1995-C3 Class A3
   7.060% 12/26/25...................................        4,000         3,918
Merrill Lynch Trust Series 20 Class D 8.000% 12/20/18        1,275         1,273
Nomura Asset Securities Series 1996-MD5 Class A-1B
   7.120% 4/13/36....................................        3,000         2,900
Option One Mortgage Securities Series 1999-B Class CTFS
   9.660% 3/26/29 (a)................................        3,714         3,655
PNC Mortgage Securities Series 1996-1 Class A
   7.500% 6/25/26....................................        3,357         3,241
Structured Assets Securities
   Series 1996-CFL Class C
     6.525% 2/25/28..................................        3,684         3,656
   Series 1996-CFL Class X1-IO
     Zero Coupon (Yield to Maturity 9.806%) 2/25/28..       26,007         1,342
                                                                        --------
                                                                          42,710

SR&F INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------
CONTINUED
                                                               PAR         VALUE
--------------------------------------------------------------------------------

NATURAL GAS AND OIL (5.4%)
Baker Hughes 6.875% 1/15/29 (a)......................      $ 6,250       $ 5,465
Gulf Canada Resources (Yankee Issue) 8.250% 3/15/17..        3,000         2,640
Noble Drilling 7.500% 3/15/19........................        5,310         4,990
Petroleos Mexicanos 9.657% 7/15/05...................        4,000         3,900
YPF Sociedad Anonima (Yankee Issue)
    7.500% 10/26/02..................................        2,568         2,532
   10.000% 11/02/28..................................        2,000         2,194
                                                                        --------
                                                                          21,721
PRINTING AND PUBLISHING (0.5%)
World Color Press 7.750% 2/15/09 (a).................        2,000         1,877

REAL ESTATE INVESTMENT TRUST (2.9%)
Federal Realty Investment Trust
   6.625% 12/1/05....................................        2,750         2,444
   7.480% 8/15/26....................................        3,500         3,138
Meditrust 7.820% 9/10/26.............................        4,200         2,961
Storage USA 7.125% 11/1/03...........................        3,250         3,092
                                                                        --------
                                                                          11,635
RETAIL (2.6%)
Tommy Hilfiger USA 6.850% 6/1/08.....................        3,000         2,691
Price/Costco 7.125% 6/15/05..........................        5,250         5,166
Kmart Corp. 8.375% 12/01/04..........................        2,500         2,472
                                                                        --------
                                                                          10,329
SAVINGS AND LOANS (0.8%)
GS Escrow 7.000% 8/1/03 (a)..........................        3,000         2,766

TELECOMMUNICATIONS (2.6%)
CSC Holdings 7.875% 2/15/18..........................        4,250         4,046
Frontier Corp. 7.250% 5/15/04........................        7,000         6,457
                                                                        --------
                                                                          10,503
TRANSPORTATION (0.7%)
Federal Express Pass-Through Certificates
  Series A1 7.530% 9/23/06...........................        3,150         3,109

UTILITIES (4.5%)
Israel Electric Corp. LTD. 8.250% 10/15/09...........        3,250         3,222
Edison International Inc. 6.875% 9/15/04.............        8,875         8,710
Oglethorpe Power 6.974% 6/30/11 (a)..................        3,685         3,497
Utilicorp United Inc. 7.625 11/15/09.................        3,000         2,805
                                                                        --------
                                                                          18,234
TOTAL LONG-TERM OBLIGATIONS
   (cost of $412,084)(b).............................                    395,305
                                                                        --------
--------------------------------------------------------------------------------

SR&F INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------
CONTINUED
                                                                           VALUE
--------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES (1.7%)................                   $  7,024
                                                                        --------
NET ASSETS (100.0%)..................................                   $402,329
                                                                        ========
--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such such as the Portfolio, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1999, the aggregate value of the Portfolio's private placement securities was $68,169 which represented 15.8% of net assets.
(b) At December 31, 1999, the cost of investments for financial statement and federal income tax purposes was identical.

The following short futures contracts were open at December 31, 1999:

                       NUMBER OF                                   UNREALIZED
         TYPE          CONTRACTS     POSITION      EXPIRATION        GAIN
       -----------    ----------    ----------     ----------     ----------
       U.S. T-Note        15           Short         Mar-00           $72




See accompanying Notes to Financial Statements.

SR&F INCOME PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1999
(All amounts in thousands)
(Unaudited)

LONG-TERM OBLIGATIONS (94.9%)                                  PAR         VALUE
--------------------------------------------------------------------------------

AEROSPACE AND MILITARY TECHNOLOGY (4.1%)
Air 2 US 8.027% 10/1/19..............................      $ 2,750       $ 2,731
Derlan Manufacturing (Yankee Issue) 10.000% 1/15/07..        1,019         1,006
L-3 Communications Series B 10.375% 5/1/07...........        1,500         1,545
Lockheed Martin 8.500% 12/1/29.......................        5,000         5,002
                                                                        --------
                                                                          10,284
AIRLINES (2.6%)
American Airlines Pass-Through Certificates
   Series 1991-A 9.710% 1/2/07.......................        2,499         2,661
Continental Airlines-Pass Through Certificates
   Series CI 7.420% 4/1/07...........................          940           913
Delta Airlines 8.300% 12/15/29.......................        3,000         2,905
                                                                        --------
                                                                           6,479
AUTOMOTIVE (0.7%)
Ford Motor 6.375% 2/1/29.............................        2,000         1,681

BANKING (12.6%)
Barclay's Bank PLC 7.400% 12/15/09...................        2,000         1,961
BBV International Finance(Cayman Islands)
   (Yankee Issue) 6.875% 10/27/05....................        4,000         3,927
CitiCorp 8.040% 12/15/19 (a).........................        4,000         3,929
Deutsche Bank Capital Funding 7.872% 12/29/49 (a)....        3,000         2,816
KBC Bank Fund Trust III 9.860% 11/29/49..............        3,500         3,590
Merrill Lynch Bank & Trust (Cayman) 8.390% 8/1/01 (a)        3,000         3,050
Sanwa Bank 8.350% 7/15/09............................        2,600         2,609
Swiss Bank 7.375% 7/15/15............................        4,000         3,816
Sovereign Bank 10.500% 11/15/06......................        1,500         1,526
Yosemite Securities Trust I 8.250% 11/15/04..........        4,500         4,437
                                                                        --------
                                                                          31,661
BUILDING AND CONSTRUCTION (3.0%)
Beazer Homes USA 8.875% 4/1/08.......................        2,750         2,775
Building Materials Corp. 7.750% 7/15/05..............        3,000         2,730
PYCSA Panama 10.280% 12/15/12 (a)....................        3,182         1,909
                                                                        --------
                                                                           7,414
BUSINESS SERVICES (2.4%)
Buhrmann US, Inc. 12.250% 11/1/09....................        3,000         3,120
Iron Mountain 10.125% 10/1/06........................        2,000         2,035
Nationsrent 10.375% 12/15/08.........................        1,000           978
                                                                        --------
                                                                           6,133
CABLE & MEDIA (4.8%)
Century Communications 9.750% 2/15/02................        1,850         1,878
Continental Cablevision 8.875% 9/15/05...............        3,500         3,717
Rogers Cantel (Yankee Issue) 9.375% 6/1/08...........        3,000         3,150
Time Warner Entertainment 8.875% 10/1/12.............        3,000         3,208
                                                                        --------
                                                                          11,953
CONTAINERS (3.1%)
BWAY Series B 10.250% 4/15/07........................        1,900         1,862
Coca-Cola Bottling Series A 8.560% 2/26/02...........        2,000         2,047
Owens-Illinois 8.100% 5/15/07........................        4,000         3,820
                                                                        --------
                                                                           7,729

S&F INCOME PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                               PAR         VALUE
--------------------------------------------------------------------------------

ELECTRONICS (0.3%)
Ametek, Inc. 7.200% 7/15/2008........................      $ 1,000      $    888

ENERGY (3.5%)
PDVSA Finance Series 1998-1-D 7.400% 8/15/16.........        2,500         1,846
PDVSA Finance Series 1999-1A 8.750% 2/15/04 (a)......        2,000         1,935
CMS Energy 8.375% 2/15/03............................        5,000         4,931
                                                                        --------
                                                                           8,712
FINANCIAL (8.3%)
Bistro Trust 1997-2000 9.500% 12/31/02...............        3,000         2,813
Credit Suisse First Boston 7.900% 5/29/49............        3,500         3,327
GS Escrow Corp. 7.125% 8/1/05........................        3,000         2,708
Option One 9.660% 03/26/29 (a).......................        2,744         2,700
Prudential Property INV
   6.625% 4/1/09 (a).................................        3,000         2,712
   7.125% 7/1/07.....................................        4,000         3,785
TPSA Finance BV 7.750% 12/10/08 (a)..................        3,000         2,800
                                                                        --------
                                                                          20,845
FOOD & BEVERAGE (1.3%)
Panamerica Beverages 7.250% 7/1/09...................        2,000         1,685
Pepsi-Gomex (Yankee Issue) Series B 9.750% 3/30/04...        1,500         1,496
                                                                        --------
                                                                           3,181
FOREIGN SOVEREIGN REGIONAL BONDS (5.9%)
Corporacion Andina De Fomento 7.750% 3/1/04..........        5,500         5,485
Export-Import Bank of Korea 6.375% 2/15/06...........        3,000         2,754
Financiera Energetica Euro 9.375% 6/15/06............        6,000         2,445
Republic of Panama 7.875% 2/13/02....................        2,000         1,927
State of Qatar 9.500% 5/21/09 (a)....................        2,000         2,102
                                                                        --------
                                                                          14,713
HOSPITALS AND NURSING HOMES (1.1%)
Universal Health Services 8.750% 8/15/05.............        2,800         2,744

HOTELS AND ENTERTAINMENT (5.5%)
Hyatt Equities 7.000% 5/15/02 (a)....................        5,000         4,950
Marriott International 6.875% 11/15/05...............        5,000         4,732
Premier Parks 9.750% 1/15/06.........................          750           767
Prime Hospitality 9.750% 4/1/07......................        3,500         3,395
                                                                        --------
                                                                          13,844
INSURANCE CARRIERS (3.4%)
Florida Windstorm 7.125% 2/25/19 (a).................        2,000         1,840
Sunamerica Euro 5.750% 2/16/09.......................        3,250         2,870
Royal & Sun Alliance Insurance 8.950% 10/15/29 (a)...        4,000         3,896
                                                                        --------
                                                                           8,606
MACHINERY, METALS AND FABRICATED METAL PRODUCTS (3.4%)
Cincinnati Milacron 8.375% 3/15/04...................        2,000         1,966
Owens Corning 7.000% 3/15/09.........................        3,250         2,841
USX Corp. 6.850% 3/1/08..............................        4,000         3,763
                                                                        --------
                                                                           8,570
MINING AND AGRICULTURE (0.9%)
PT Alatief Freeport Financial (Yankee Issue)
  9.750% 4/15/01.....................................        2,500         2,213

SR&F INCOME PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                               PAR         VALUE
--------------------------------------------------------------------------------

NATURAL GAS AND OIL (5.1%)
Colorado Interstate Gas 10.000% 6/15/05..............      $ 1,500      $  1,654
Husky Oil 8.900% 8/15/28.............................        3,000         2,827
Lyondell Petro 9.750% 9/4/03.........................        2,000         1,922
Noble Drilling 7.500% 3/15/19........................        3,500         3,289
YPF Sociedad Anonima (Yankee Issue) 7.500% 10/26/02..        3,242         3,198
                                                                        --------
                                                                          12,890
PAPER PRODUCTS (0.4%)
Abitibi Consolidated 8.500% 8/1/29...................        1,000           957

PHARMACEUTICAL (0.9%)
Lilly Del Mar 7.717% 8/1/29..........................        2,250         2,179

REAL ESTATE INVESTMENT TRUST (9.0%)
American Healthcare Properties 7.050% 1/15/02........        3,000         2,828
Carramerica 7.200% 7/1/04............................        3,000         2,851
First Industrial LP 7.500% 12/1/17...................        6,000         5,023
First Industrial Realty Trust 7.600% 7/15/28.........        1,250         1,013
Meditrust 7.375% 7/15/20.............................        2,000         1,944
Property Trust of America 6.875% 4/1/09..............        2,000         1,890
Storage USA 7.125% 11/1/03...........................        3,000         2,854
Trinet 7.300% 5/15/01................................        4,500         4,309
                                                                        --------
                                                                          22,712
SERVICES (1.5%)
ARA Services 10.625% 8/1/00..........................          800           816
Aramark Services 8.150% 5/1/05.......................        2,000         1,987
Dynacorp 9.500% 3/1/07...............................        1,000           880
                                                                        --------
                                                                           3,683
TELECOMMUNICATIONS (4.0%)
CSC Holdings 7.875% 2/15/18..........................        3,750         3,570
Comtel Brasileria (Yankee Issue) 10.75% 9/26/04 (a)..        2,000         1,940
Frontier Corp. 7.250% 5/15/04........................        5,000         4,612
                                                                        --------
                                                                          10,122
TEXTILE AND APPAREL (0.9%)
Tommy Hilfiger 6.850% 6/1/08.........................        2,500         2,242

TRANSPORT SERVICES (1.6%)
Stagecoach Holdings PLC 8.625% 11/15/09..............        4,000         3,981

UTILITIES (4.6%)
AES Eastern Energy 9.670% 1/2/29 (a).................        2,500         2,336
AES 8.375% 8/15/07...................................        2,000         1,855
Israel Electric Corp. LTD 8.250% 10/15/09 (a)........        1,750         1,735
National Power 9.000% 7/5/02.........................        1,500         1,504
Texas Utilities 9.750% 5/1/21........................        2,000         2,132
UtiliCorp United Inc. 7.625% 11/15/09................        2,000         1,917
                                                                        --------
                                                                          11,479
TOTAL LONG-TERM OBLIGATIONS
   (cost of $250,118)................................                    237,895
                                                                        --------
--------------------------------------------------------------------------------

SR&F INCOME PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (3.1%)                                  PAR         VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER
Associates Corp. of North America 6.950% 1/3/00
   (cost of $7,831)..................................      $ 7,835      $  7,833
                                                                        --------
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (98.0%)
   (cost of $257,949) (b)............................                    245,728
OTHER ASSETS, LESS LIABILITIES (2.0%)................                      5,047
                                                                        --------
NET ASSETS (100.0%)..................................                   $250,775
                                                                        ========
--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1999, the aggregate of the Portfolio's private placement securities was $40,650. which represented 16.2% of net assets.
(b) At December 31, 1999, the cost of investments for financial reporting and federal income tax purposes was identical.


See accompanying Notes to Financial Statements.

SR&F HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1999
(All amounts in thousands)
(Unaudited)

LONG-TERM OBLIGATIONS (93.4%)                                  PAR         VALUE
--------------------------------------------------------------------------------

AEROSPACE AND MILITARY TECHNOLOGY (3.8%)
BE Aerospace:
    9.500% 11/01/08..................................        $ 750       $   705
   10.750% 07/15/08..................................        1,000           870
Derlan Manufacturing (Yankee Issue) 10.000% 01/15/07.          583           576
Fairchild Corp. 10.750% 04/15/09.....................        1,000           850
Level 3 Communications Series B 10.375% 05/01/07 (a).        1,000           605
                                                                         -------
                                                                           3,606
AUTOMOTIVE (2.3%)
Budget Group 9.125% 04/01/06.........................        1,500         1,395
Penda Series B 10.750% 03/01/04......................          800           760
                                                                         -------
                                                                           2,155
BANKING (1.3%)
Sovereign Bank 10.500% 11/15/06......................        1,250         1,271

BUILDING AND CONSTRUCTION (3.3%)
Beazer Homes USA 8.875% 04/01/08.....................        1,000           925
D R Horton 8.000% 02/01/09...........................        1,500         1,380
PYCSA Panama 10.280% 12/15/12 (a)....................        1,469           881
                                                                         -------
                                                                           3,186
BUSINESS SERVICES (2.1%)
Penhall Acquisition 12.000% 08/01/06.................        1,000         1,010
Nationsrent 10.375% 12/15/08.........................        1,000           978
                                                                         -------
                                                                           1,988
CABLE AND MEDIA (2.5%)
Charter Communication (b) (Yield to Maturity
  4.094%) 04/01/11...................................        2,500         1,466
Perry-Judd 10.625% 12/15/07..........................        1,000           880
                                                                         -------
                                                                           2,346
CHEMICALS (2.7%)
Biovail Corporation International 10.875% 11/15/05...        1,000         1,050
Metromedia Fiber Network 10.000% 12/15/09............        1,500         1,530
                                                                         -------
                                                                           2,580
COAL MINING (1.0%)
AEI Resources 11.500% 12/15/06 (a)...................        1,500           975

COMPUTER EQUIPMENT (4.0%)
Axia 10.750% 07/15/08................................        1,500         1,376
Rhythms Netconn 12.750% 04/15/09.....................        1,500         1,448
Voicestream Wire 10.375% 11/15/09....................        1,000         1,030
                                                                         -------
                                                                           3,854
CONTAINERS (0.5%)
Allied Waste N.A. 10.000% 08/01/09 (a)...............          500           445

CONSUMER PRODUCTS (1.1%)
Sleepmaster 11.000% 05/15/09 (a).....................        1,000         1,001

FINANCIAL (1.5%)
TPSA Finance 7.750% 12/10/08.........................        1,500         1,400

SR&F HIGH YIELD PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                               PAR         VALUE
--------------------------------------------------------------------------------

FOOD AND BEVERAGES (3.7%)
Marsh Supermarket Series B 8.875% 08/01/07...........      $ 1,000       $   970
Pepsi-Gemex Series B (Yankee Issue) 9.750% 03/30/04..        1,000           998
Stater Brothers Holdings 10.750% 08/15/06............        1,500         1,515
                                                                         -------
                                                                           3,483
HEALTH SERVICES AND EQUIPMENT (3.9%)
Express Scripts 9.625% 06/15/09......................        1,500         1,523
Hanger Orthopedic Group 11.250% 06/15/09.............        1,000         1,028
Insight Health Services Series B 9.625% 06/15/08.....        1,250         1,175
                                                                         -------
                                                                           3,726
HOSPITALS AND NURSING HOME CARE (3.3%)
Lifepoint Hospitals 10.750% 05/15/09.................        2,000         2,075
Triad Hospitals 11.000% 05/15/09.....................        1,000         1,035
                                                                         -------
                                                                           3,110
HOTELS AND ENTERTAINMENT (7.2%)
Boyd Gaming 9.500% 07/15/07..........................          750           742
Horseshoe Gaming 8.625% 05/15/09.....................        1,500         1,444
Mohegan Tribal Gaming 8.750% 01/01/09................        1,500         1,489
Premier Parks:
   9.250% 04/01/06...................................          250           246
   9.750% 01/15/07...................................          250           256
   (b) (Yield to Maturity 4.939%) 04/01/08...........        1,750         1,207
Prime Hospitality Series B 9.750% 04/01/07...........        1,490         1,445
                                                                         -------
                                                                           6,829
INDUSTRIAL (2.7%)
Chippac International 12.750% 08/01/09 (a)...........        1,500         1,575
Companhia Petrolifera Marlim 13.125% 12/17/04 (a)....        1,000         1,030
                                                                         -------
                                                                           2,605
INTERNET SERVICES (4.5%)
Concentric Network 12.750% 12/15/07 (a)..............        1,500         1,575
ICG Services (b) (Yield to Maturity 4.884%) 05/01/08.        2,250         1,166
PSINet 10.000% 02/15/05..............................        1,500         1,485
                                                                         -------
                                                                           4,226
LEISURE PRODUCTS (0.4%)
Boyds Collection 9.000% 05/15/08.....................          448           419

MANUFACTURING (0.6%)
Westinghouse Air Brake 9.375% 06/15/05...............          600           600

METALS AND STEEL (1.8%)
LTV Corp. 11.750% 11/15/09 (a).......................        1,000         1,050
Republic Technologies International
  13.750% 07/15/09 (a)...............................        1,000           660
                                                                         -------
                                                                           1,710
NONDEPOSITORY CREDIT INSTITUTION (0.9%)
Mego 1997-3 CTFS 8.010% 08/25/23.....................        1,000           806

OIL AND GAS (3.2%)
Key Energy Services 14.000% 01/15/09.................        1,500         1,639
Lomac Petroleum 8.750 01/15/07.......................        1,500         1,376
                                                                         -------
                                                                           3,015
PAPER PRODUCTS (2.0%)
Buhrmann US Inc. 9.125% 11/01/09.....................        1,500         1,560
Indah Kiat Finance 10.000% 07/01/07..................          500           370
                                                                         -------
                                                                           1,930

SR&F HIGH YIELD PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                               PAR         VALUE
--------------------------------------------------------------------------------

PRINTING AND PUBLISHING (2.0%)
World Color Press 8.375% 11/15/08....................      $ 2,000       $ 1,955

RESTAURANTS (0.3%)
AFC Enterprises 10.250% 05/15/07.....................          250           251

RUBBER, PLASTIC AND RELATED MATERIALS (1.3%)
Key Plastics Series B 10.250% 03/15/07...............          500           190
Tekni-Plex 9.250% 03/01/08...........................        1,000         1,015
                                                                         -------
                                                                           1,205
TELECOMMUNICATIONS (16.5%)
Carrier One 13.250% 02/15/09.........................        1,000         1,020
Exodus Communications 10.750 12/15/09 (a)............        1,000         1,020
Focal Communications Series B (b)
  (Yield to Maturity 5.967%) 02/15/08 (a)............        2,000         1,320
Global Crossing 9.125% 11/15/06 (a)..................        1,500         1,483
Globenet Communications 13.000% 07/15/07(a)..........        1,500         1,522
MGC Communications Series B 13.000% 10/01/04.........        1,000         1,005
Metronet Communications (Yankee Issue):
   12.000% 08/15/07..................................        1,000         1,169
   (b) (Yield to Maturity 6.132%) 06/15/08...........        1,000           802
Nextlink Communications:
   10.750% 06/1/09...................................        1,000         1,038
   (b) (Yield to Maturity 6.034%) 06/01/09...........        1,000           615
RCN Corp. 10.125% 02/15/05...........................        1,500         1,498
Tele1 Europe 13.000% 05/15/09 (a)....................        1,000         1,130
Versatel Communications 11.875% 07/15/09.............        1,000         1,020
Viatel 11.250% 04/15/08..............................        1,000         1,005
                                                                         -------
                                                                          15,647
TELEPHONE (6.8%)
Allegiance Telecom Series B (b)
  (Yield to Maturity 5.870%) 02/15/08................        1,500         1,087
BTI Telecom 10.500% 09/15/07.........................        1,000           920
Comtel Brasileira (Yankee Issue) 10.750% 09/26/04 (a)          250           243
Intermedia Communications Series B (b)
  (Yield to Maturity 6.046%) 03/01/09................        3,000         1,800
Knology Holdings (b) (Yield to Maturity
  5.840%) 10/15/07...................................        2,000         1,340
Primus Telecom 12.750% 04/15/09......................        1,000         1,040
                                                                         -------
                                                                           6,430
TEXTILE AND APPAREL (1.9%)
William Carter Series A 10.375% 12/01/06.............        2,000         1,760

TRANSPORTATION AND TRANSPORTATION EQUIPMENT (4.3%)
Atlas Air 9.375% 11/15/06............................        2,000         1,950
Holt Group 9.750% 01/15/06...........................        1,000           650
Railworks 11.500% 04/15/09...........................        1,500         1,519
                                                                         -------
                                                                           4,119
TOTAL LONG-TERM OBLIGATIONS
   (cost of $91,786).................................                     88,633
                                                                         -------

--------------------------------------------------------------------------------

SR&F HIGH YIELD PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

COMMON STOCK (C) (0.2%)                                     SHARES         VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS 0.2%
Viatel, Inc.
   (cost of $15).....................................            4       $   216
                                                                         -------
--------------------------------------------------------------------------------

PREFERRED STOCK 0.5%
--------------------------------------------------------------------------------

TELEPHONE 0.5%
21st Century Telecom Group (a)
   (cost of $537 )...................................            1           521
                                                                         -------

--------------------------------------------------------------------------------

WARRANTS (C) (0.7%)
--------------------------------------------------------------------------------

INTERNET SERVICES (0.3%)
Concentric Network (expires 12/15/07) (a)............            1           250

OIL AND GAS (0.1%)
Key Energy Services (expires 01/15/09)...............            2            38

TELECOMMUNICATIONS (0.3%)
Carrier One (expires 02/15/09).......................            1            20
Metronet Communications (expires 08/15/07) (a).......            1           116
MGC Communications (expires 10/01/04) (a)............            1           175
                                                                         -------
                                                                             311
TELEPHONE (0.0%)
Allegiance Telecom (expires 02/03/08) (a)............            2            14
Knology Holdings (expires 10/15/07) (a)..............            2             4
21st Century Telecommunications (expires 02/15/10) (a)           1            10
                                                                         -------
                                                                              28
TOTAL WARRANTS
   (cost of $20).....................................                        627
                                                                         -------

--------------------------------------------------------------------------------

SR&F HIGH YIELD PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATION (3.2%)                                   PAR         VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER (3.2%)
Associates Corp. of North America 5.600% 01/03/00
   (cost of $3,029)..................................      $ 3,030       $ 3,029
                                                                         -------
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (98.0%)
   (cost of $95,387) (d).............................                     93,026
OTHER ASSETS, LESS LIABILITIES (2.0%)................                      1,909
                                                                         -------
NET ASSETS (100.0%)..................................                    $94,935
                                                                         =======
--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements equirements of the Securities Act of 1933. These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1999, the aggregate value of the Portfolio's private placement securities was $19,071, which represented 20.1% of net assets.
(b)  Zero coupon bond.
(c)  Non-income producing.
(d) At December 31, 1999, the cost of investments for financial reporting and federal income tax purposes was identical.


See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1999 (Unaudited)
(All amounts in thousands)


                                                    SR&F
                                            INTERMEDIATE        SR&F        SR&F
                                                    BOND      INCOME  HIGH YIELD
                                               PORTFOLIO   PORTFOLIO   PORTFOLIO
                                           -------------   ---------  ----------
ASSETS
Investments, at market value (cost of
   $412,084, $257,949 and $95,387,
   respectively) ...........................    $395,305    $245,728    $ 93,026
Receivable for investments sold ............      10,911           1        --
Interest receivable ........................       6,169       5,031       1,916
Dividend receivable ........................        --           117           2
Cash .......................................         863           5           3
Variation margin on futures ................          61        --          --
                                                --------    --------    --------
   Total assets ............................     413,309     250,882      94,947
                                                --------    --------    --------

LIABILITIES
Payable for investments purchased ..........      10,713           1        --
Other liabilities ..........................         267         106          12
                                                --------    --------    --------
   Total liabilities .......................      10,980         107          12
                                                --------    --------    --------
   Net assets applicable to investors'
     beneficial interest ...................    $402,329    $250,775    $ 94,935
                                                ========    ========    ========

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (Unaudited)
(All amounts in thousands)

                                                                 SR&F
                                                         INTERMEDIATE               SR&F               SR&F
                                                                 BOND             INCOME         HIGH YIELD
                                                            PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                         ------------          ---------         ----------
INVESTMENT INCOME
Interest ..................................................  $ 15,992           $ 11,054           $  5,310
Dividend ..................................................       155                116                 21
                                                             --------           --------           --------
   Total income ...........................................    16,147             11,170              5,331
EXPENSES
Management fees ...........................................       747                658                222
Transfer Agent fees .......................................         3                  3                  3
Accounting fees ...........................................        17                 15                 13
Trustees fees .............................................         8                  8                  5
Custodian fees ............................................         4                  5               --
Audit fees ................................................         8                  8                  8
Legal fees ................................................         2                  2               --
Other .....................................................        16                 20                  5
                                                             --------           --------           --------
   Total expenses .........................................       805                719                256
                                                             --------           --------           --------
   Net investment income ..................................    15,342             10,451              5,075
                                                             --------           --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FUTURES TRANSACTIONS
Net realized loss on investments ..........................    (4,009)            (2,964)            (1,923)
Net realized gain on futures transactions .................       624               --                 --
Net change in unrealized appreciation/depreciation on
   investments and futures transactions ...................    (6,742)            (3,496)              (496)
                                                             --------           --------           --------
   Net loss on investments and futures tranactions ........   (10,127)            (6,460)            (2,419)
                                                             --------           --------           --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......  $  5,215           $  3,991           $  2,656
                                                             ========           ========           ========


See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

(All amounts in thousands)
                                                                                   SR&F                            SR&F
                                                                                INTERMEDIATE                      INCOME
                                                                               BOND PORTFOLIO                    PORTFOLIO
                                                                       ----------------------------    -----------------------------
                                                                         (UNAUDITED)                     (UNAUDITED)
                                                                         SIX MONTHS                      SIX MONTHS
                                                                              ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                                                       DECEMBER 31,        JUNE 30,    DECEMBER 31,        JUNE 30,
                                                                               1999            1999            1999            1999
                                                                       ------------       ---------    ------------       ---------
OPERATIONS
Net investment income ..............................................      $  15,342       $  29,891       $  10,451       $  26,822
Net realized gain (loss) on investments and
   futures transactions ............................................         (3,385)            147          (2,964)         (9,978)
Net change in unrealized appreciation/depreciation
   on investments and futures transactions .........................         (6,742)        (17,001)         (3,496)        (14,331)
                                                                          ---------       ---------       ---------       ---------
   Net increase in net assets resulting from operations ............          5,215          13,037           3,991           2,513
                                                                          ---------       ---------       ---------       ---------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ......................................................        111,897          97,305          42,003          13,011
Withdrawals ........................................................       (148,342)       (116,948)        (91,930)       (167,955)
                                                                          ---------       ---------       ---------       ---------
   Net increase (decrease) from transactions in investors'
      beneficial interest ..........................................        (36,445)        (19,643)        (49,927)       (154,944)
                                                                          ---------       ---------       ---------       ---------
   Net increase (decrease) in net assets ...........................        (31,230)         (6,606)        (45,936)       (152,431)

NET ASSETS
Beginning of period ................................................        433,559         440,165         296,711         449,142
                                                                          ---------       ---------       ---------       ---------
End of period ......................................................      $ 402,329       $ 433,559       $ 250,775       $ 296,711
                                                                          =========       =========       =========       =========


                                                                                                       SR&F
                                                                                                    HIGH YIELD
                                                                                                     PORTFOLIO
                                                                                         ------------------------------
                                                                                           (UNAUDITED)
                                                                                           SIX MONTHS
                                                                                                ENDED        YEAR ENDED
                                                                                         DECEMBER 31,          JUNE 30,
                                                                                                 1999              1999
                                                                                         ------------         ---------
OPERATIONS
Net investment income ...................................................................    $  5,075          $  7,208
Net realized gain (loss) on investments and futures transactions ........................      (1,923)             (632)
Net change in unrealized appreciation/depreciation on investments
   and futures transactions .............................................................        (496)           (2,238)
                                                                                             --------          --------
   Net increase in net assets resulting from operations .................................       2,656             4,338
                                                                                             --------          --------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ...........................................................................      43,820            51,100
Withdrawals .............................................................................     (39,864)          (45,602)
                                                                                             --------          --------
   Net increase (decrease) from transactions in investors' beneficial interest ..........       3,956             5,498
                                                                                             --------          --------
   Net increase (decrease) in net assets ................................................       6,612             9,836

NET ASSETS
Beginning of period .....................................................................      88,323            78,487
                                                                                             --------          --------
End of period ...........................................................................    $ 94,935          $ 88,323
                                                                                             ========          ========


See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 1999 (Unaudited)
(All amounts in thousands, except per-share data)

                                                                                        STEIN ROE
                                                                                     INTERMEDIATE        STEIN ROE        STEIN ROE
                                                                                             BOND           INCOME       HIGH YIELD
                                                                                             FUND             FUND             FUND
                                                                                      -----------        ---------       ----------
ASSETS
Investment in Portfolio, at value ...............................................       $ 401,779        $ 250,669        $  37,683
Receivable for fund shares sold .................................................           5,136               32              156
Cash ............................................................................              25               25               62
Expense reimbursement due from Advisor ..........................................            --               --                 30
Other assets ....................................................................              36               43             --
                                                                                        ---------        ---------        ---------
   Total assets .................................................................         406,976          250,769           37,931
                                                                                        ---------        ---------        ---------

LIABILITIES
Payable for fund shares redeemed ................................................           1,082              678              330
Dividends payable ...............................................................           4,816              277               81
Other liabilities ...............................................................              42               48               18
                                                                                        ---------        ---------        ---------
   Total liabilities ............................................................           5,940            1,003              429
                                                                                        ---------        ---------        ---------
   Net Assets ...................................................................       $ 401,036        $ 249,766        $  37,502
                                                                                        =========        =========        =========

ANALYSIS OF NET ASSETS
Paid-in capital .................................................................       $ 429,600        $ 275,653        $  39,760
Undistributed (overdistributed) net investment income ...........................            (308)              97               90
Accumulated net realized loss on investments and futures transactions ...........         (11,634)         (13,766)          (1,509)
Net unrealized depreciation on investments and futures transactions .............         (16,622)         (12,218)            (839)
                                                                                        ---------        ---------        ---------
   Net Assets ...................................................................       $ 401,036        $ 249,766        $  37,502
                                                                                        =========        =========        =========
Shares outstanding (unlimited number authorized) ................................          47,614           27,180            3,803
                                                                                        =========        =========        =========
Net asset value per share .......................................................       $    8.42        $    9.19        $    9.86
                                                                                        =========        =========        =========



See accompanying Notes to Financial Statements.


STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (Unaudited)
(All amounts in thousands)

                                                                                            STEIN ROE
                                                                                         INTERMEDIATE      STEIN ROE      STEIN ROE
                                                                                                 BOND         INCOME     HIGH YIELD
                                                                                                 FUND           FUND           FUND
                                                                                         ------------      ---------     ----------
INVESTMENT INCOME
Interest income allocated from Portfolio ..............................................      $ 15,955       $ 10,607       $  1,949
Dividend income allocated from Portfolio ..............................................           155            561             45
                                                                                             --------       --------       --------
   Total investment income ............................................................        16,110         11,168          1,994
                                                                                             --------       --------       --------

EXPENSES
Expenses allocated from Portfolio .....................................................           803            719             96
Administrative fees ...................................................................           320            182             25
Accounting fees .......................................................................            18             15             13
Transfer agent fees ...................................................................           319            203             27
Trustees fees .........................................................................             5              4              4
Custodian fees ........................................................................             3           --                1
Legal fees ............................................................................             2              7              3
Audit fees ............................................................................             2           --                5
Registration fees .....................................................................            23             20             11
Reports to shareholders ...............................................................             6           --             --
Other .................................................................................            43             31             20
                                                                                             --------       --------       --------
   Total expenses .....................................................................         1,544          1,181            205
Reimbursement of expenses by investment Advisor .......................................          --             --              (38)
                                                                                             --------       --------       --------
   Net expenses .......................................................................         1,544          1,181            167
                                                                                             --------       --------       --------
   Net investment income ..............................................................        14,566          9,987          1,827
                                                                                             --------       --------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES TRANSACTIONS
Net realized loss on investments and futures transactions allocated from Portfolio ....        (3,359)        (2,963)          (750)
Net change in unrealized appreciation/depreciation on investments and futures
   transactions .......................................................................        (6,734)        (3,495)          (106)
                                                                                             --------       --------       --------
   Net loss on investments and futures transactions ...................................       (10,093)        (6,458)          (856)
                                                                                             --------       --------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................      $  4,473       $  3,529       $    971
                                                                                             ========       ========       ========


See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(All amounts in thousands)

                                                                              STEIN ROE INTERMEDIATE
                                                                                     BOND FUND              STEIN ROE INCOME FUND
                                                                          ---------------------------    ---------------------------
                                                                            (UNAUDITED)                    (UNAUDITED)
                                                                            SIX MONTHS                     SIX MONTHS
                                                                                 ENDED     YEAR ENDED           ENDED    YEAR ENDED
                                                                          DECEMBER 31,       JUNE 30,    DECEMBER 31,      JUNE 30,
                                                                                  1999           1999            1999          1999
                                                                          ------------      ---------    ------------     ---------
OPERATIONS
Net investment income ..................................................     $  14,566      $  28,145      $   9,987      $  25,601
Net realized gain (loss) on investments and futures transactions .......        (3,359)           178         (2,963)        (9,974)
Net change in unrealized appreciation/depreciation on investments
  and futures transactions .............................................        (6,734)       (16,916)        (3,495)       (14,328)
                                                                             ---------      ---------      ---------      ---------
   Net increase in net assets resulting from operations ................         4,473         11,407          3,529          1,299
                                                                             ---------      ---------      ---------      ---------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ...............................       (14,582)       (28,795)        (9,941)       (25,599)
Distributions from net capital gains ...................................          --             --             --             --
                                                                             ---------      ---------      ---------      ---------
   Total distributions to shareholders .................................       (14,582)       (28,795)        (9,941)       (25,599)
                                                                             ---------      ---------      ---------      ---------

SHARE TRANSACTIONS
Subscriptions to fund shares ...........................................       187,469        218,839         60,704         67,976
Value of distributions reinvested ......................................        13,069         21,841          8,771         22,401
Redemptions of fund shares .............................................      (220,516)      (229,625)      (107,937)      (219,840)
                                                                             ---------      ---------      ---------      ---------
   Net increase (decrease) from share transactions .....................       (19,978)        11,055        (38,462)      (129,463)
                                                                             ---------      ---------      ---------      ---------
   Net increase (decrease) in net assets ...............................       (30,087)        (6,333)       (44,874)      (153,763)

NET ASSETS
Beginning of period ....................................................       431,123        437,456        294,640        448,403
                                                                             ---------      ---------      ---------      ---------
End of period ..........................................................     $ 401,036      $ 431,123      $ 249,766      $ 294,640
                                                                             =========      =========      =========      =========
Undistributed (overdistributed) net investment income ..................     $    (308)     $    (292)     $      97      $      51
                                                                             =========      =========      =========      =========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ...........................................        21,923         24,753          6,551          6,948
Issued in reinvestment of distributions ................................         1,532          2,470            946          2,304
Redemptions of fund shares .............................................       (25,815)       (26,004)       (11,637)       (22,635)
                                                                             ---------      ---------      ---------      ---------
   Net increase (decrease) in fund shares ..............................        (2,360)         1,219         (4,140)       (13,383)
Shares outstanding at beginning of period ..............................        49,974         48,755         31,320         44,703
                                                                             ---------      ---------      ---------      ---------
Shares outstanding at end of period ....................................        47,614         49,974         27,180         31,320
                                                                             =========      =========      =========      =========


                                                                                  STEIN ROE HIGH YIELD
                                                                                           FUND
                                                                                ------------------------
                                                                                 (UNAUDITED)
                                                                                  SIX MONTHS
                                                                                       ENDED  YEAR ENDED
                                                                                DECEMBER 31,    JUNE 30,
                                                                                        1999        1999
                                                                                ------------   ---------
OPERATIONS
Net investment income.......................................................         $ 1,827     $ 3,120
Net realized gain (loss) on investments and futures transactions............            (750)       (759)
Net change in unrealized appreciation/depreciation on investments
  and futures transactions..................................................           (106)       (869)
                                                                                    --------   --------
   Net increase in net assets resulting from operations.....................             971       1,492
                                                                                    --------    --------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income....................................          (1,724)     (3,133)
Distributions from net capital gains........................................              --      (1,156)
                                                                                    --------   --------
   Total distributions to shareholders......................................          (1,724)     (4,289)
                                                                                    --------    --------

SHARE TRANSACTIONS
Subscriptions to fund shares................................................          53,176      53,537
Value of distributions reinvested...........................................           1,493       3,686
Redemptions of fund shares..................................................         (49,180)    (63,131)
                                                                                    --------    --------
   Net increase (decrease) from share transactions..........................           5,489      (5,908)
                                                                                    --------   --------
   Net increase (decrease) in net assets....................................           4,736      (8,705)

NET ASSETS
Beginning of period.........................................................          32,766      41,471
                                                                                    --------    --------
End of period...............................................................         $37,502     $32,766
                                                                                    ========    ========
Undistributed (overdistributed) net investment income.......................          $   90       $ (13)
                                                                                    ========    ========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares................................................           5,394       5,211
Issued in reinvestment of distributions.....................................             151         362
Redemptions of fund shares..................................................          (4,970)     (6,117)
                                                                                    --------    --------
   Net increase (decrease) in fund shares...................................             575        (544)
Shares outstanding at beginning of period...................................           3,228       3,772
                                                                                    --------    --------
Shares outstanding at end of period.........................................           3,803       3,228
                                                                                    ========    ========


See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(ALL AMOUNTS IN THOUSANDS) (UNAUDITED)

NOTE 1. ORGANIZATION

Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund are series of Liberty-Stein Roe Income Trust (the "Trust"), formerly Stein Roe Income Trust, an open-end management investment company organized as a Massachusetts business trust. Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund invest substantially all of their assets in SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High Yield Portfolio commenced operations on November 1, 1996, in conjunction with High Yield Fund. SR&F Intermediate Bond Portfolio and SR&F Income Portfolio commenced operations on February 2, 1998. At commencement, Stein Roe Intermediate Bond Fund and Stein Roe Income Fund contributed $427,315 and $432,720 in securities and other assets to SR&F Intermediate Bond Portfolio and SR&F Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. On February 4, 1998, Stein Roe Advisor Intermediate Bond Fund and Stein Roe Advisor Income Fund each contributed cash of $100 to their respective Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At December 31, 1999, Stein Roe Intermediate Bond Fund owned 99.9% of SR&F Intermediate Bond Portfolio; Stein Roe Income Fund owned 100.0% of SR&F Income Portfolio; and Stein Roe High Yield Fund owned 39.7% of SR&F High Yield Portfolio.

--------------------------------------------------------------------------------
NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Funds and the Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. None of the Portfolios had when-issued or delayed delivery purchase commitments as of December 31, 1999.

SECURITY VALUATIONS

Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Advisor, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

FUTURES CONTRACTS

During the six months ended December 31, 1999, SR&F Intermediate Bond Portfolio entered into U.S. Treasury security futures contracts to either hedge against expected declines in the value of their securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolios seek to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.
   Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund or the Portfolio recognizes a realized gain or loss when the contract is closed or expires. See SR&F Intermediate Bond Portfolio's Portfolio of Investments for a summary of open futures contracts at December 31,

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

1999. No other Portfolios entered into any futures contracts during the period.

FEDERAL INCOME TAXES

No provision is made for federal income taxes, since (a) the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods approved by the Internal Revenue Service.
   The Funds intend to utilize provisions of the federal income tax law that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.
   At June 30, 1999, the Funds had capital loss carryforwards as follows:

                                          Year of
Fund                        Amount     Expiration

Stein Roe Intermediate
 Bond Fund                  $7,092     2003-2005
Stein Roe Income Fund        6,779     2002-2007
Stein Roe High Yield Fund      758     2007

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO COMPOSITION

SR&F Intermediate Bond Portfolio invests primarily in marketable debt securities with an expected average life between three and ten years. SR&F Income Portfolio invests principally in medium-quality debt securities. SR&F High Yield Portfolio invests primarily in high yield, high-risk medium- and lower- quality debt securities.
   See each Portfolio's Portfolio of Investments for information regarding individual securities as well as industry diversification. See each Portfolio's Fund Highlights for unaudited information regarding portfolio quality and average maturity.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 4. TRUSTEES FEES AND TRANSACTIONS WITH AFFILIATES

The Funds and the Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager.
   The management fee for SR&F Intermediate Bond Portfolio is computed at an annual rate of 0.35% of the average daily net assets. The management fee for SR&F Income Portfolio is 0.50% of the first $100 million of average daily net assets and 0.475% thereafter. The management fee for SR&F High Yield Portfolio is 0.50% of the first $500 million of average daily net assets and 0.475% thereafter.
   The administrative fee for Stein Roe Intermediate Bond Fund is computed at an annual rate of 0.15% of average daily net assets. The administrative fee for Stein Roe Income Fund is 0.15% of the first $100 million of average daily net assets and 0.125% thereafter. The administrative fee for the Stein Roe High Yield Fund is 0.15% of the first $500 million of average daily net assets and 0.125% thereafter.
   The Advisor also provides fund accounting services.
   The Advisor has agreed to reimburse Stein Roe High Yield Fund for expenses in excess of 1.00% of average annual net assets. This commitment expires on October 31, 2000, subject to earlier termination by the Advisor on 30 days' notice.
   Transfer agent fees are paid to SteinRoe Services, Inc. (SSI) (the Transfer Agent), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Liberty Funds Services, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds. The Transfer Agent provides shareholder services for a monthly fee equal to 0.14% annually of each Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.
   Certain officers and trustees of the Trust are also officers of the Advisor. Compensation is paid to trustees not affiliated with the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 5. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Funds and the Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the six months ended December 31, 1999.

--------------------------------------------------------------------------------
NOTE 6. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities or maturities, other than short-term obligations, for the six months ended December 31, 1999, were:
                                                        Purchases          Sales
                                                        ---------      ---------
SR&F Intermediate Bond Portfolio...................      $778,960       $799,240
SR&F Income Portfolio..............................       343,980        390,513
SR&F High Yield Portfolio..........................        68,831         64,080


Unrealized appreciation (depreciation) at December 31, 1999 for both financial statement and federal income tax purposes was:

                                             SR&F          SR&F           SR&F
                                     Intermediate        Income     High Yield
                                   Bond Portfolio     Portfolio      Portfolio
                                   --------------     ---------     ----------
Gross unrealized appreciation....        $  1,372      $  1,328        $ 3,838
Gross unrealized depreciation ...         (18,151)      (13,549)        (6,199)
                                         --------      --------        -------
Net unrealized depreciation......        $(16,779)     $(12,221)       $(2,361)
                                         ========      ========        =======

FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------

SR&F INTERMEDIATE BOND PORTFOLIO
                                                           (UNAUDITED)
                                                           SIX MONTHS          YEAR      PERIOD
                                                                ENDED         ENDED       ENDED
                                                         DECEMBER 31,      JUNE 30,    JUNE 30,
                                                                 1999          1999      1998(a)
                                                         ------------      --------    --------
SELECT RATIOS
Ratio of net expenses to average net assets...........        0.38%(b)        0.36%     0.39%(b)
Ratio of net investment income to average net assets..        7.21%(b)        6.41%     6.77%(b)
Portfolio turnover rate...............................         188%(c)         253%       86%(c)

(a) From commencement of operations on February 2, 1998.
(b) Annualized.
(c) Not annualized.

--------------------------------------------------------------------------------

SR&F INCOME PORTFOLIO
                                                           (UNAUDITED)
                                                           SIX MONTHS          YEAR      PERIOD
                                                                ENDED         ENDED       ENDED
                                                         DECEMBER 31,      JUNE 30,    JUNE 30,
                                                                 1999          1999      1998(a)
                                                         ------------      --------    --------
SELECT RATIOS
Ratio of net expenses to average net assets...........        0.53%(b)        0.50%     0.51%(b)
Ratio of net investment income to average net assets..        7.74%(b)        7.17%     7.23%(b)
Portfolio turnover rate...............................         131%(c)         203%       77%(c)

(a) From commencement of operations on February 2, 1998.
(b) Annualized.
(c) Not annualized.

--------------------------------------------------------------------------------

SR&F HIGH YIELD PORTFOLIO
                                                           (UNAUDITED)
                                                           SIX MONTHS          YEAR        YEAR        PERIOD
                                                                ENDED         ENDED       ENDED         ENDED
                                                         DECEMBER 31,      JUNE 30,    JUNE 30,      JUNE 30,
                                                                 1999          1999        1998        1997(a)
                                                         ------------      --------    --------      --------
SELECT RATIOS
Ratio of net expenses to average net assets...........        0.58%(b)        0.57%       0.65%       0.89%(b)
Ratio of net investment income to average net assets..       11.50%(b)        8.27%       8.13%       8.24%(b)
Portfolio turnover rate...............................          78%(c)         296%        426%        168%(c)

(a) From commencement of operations on November 1, 1996.
(b) Annualized.
(c) Not annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STEIN ROE INTERMEDIATE BOND FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                            (UNAUDITED)
                            SIX MONTHS
                                 ENDED
                          DECEMBER 31,                     YEARS ENDED JUNE 30,
                                  1999        1999        1998         1997           1996         1995
                              --------    --------    --------     --------       --------     --------
NET ASSET VALUE,
 BEGINNING OF PERIOD......      $ 8.63    $   8.97    $   8.74     $   8.58       $   8.67     $   8.44
                              --------    --------    --------     --------       --------     --------
INCOME FROM
 INVESTMENT OPERATIONS
   Net investment income..        0.30        0.56        0.58         0.60           0.59         0.58
   Net realized and
      unrealized
      gain (loss) on
      investments and
      futures transactions       (0.21)      (0.33)       0.23         0.17          (0.10)        0.23
                              --------    --------    --------     --------       --------     --------
      Total from investment
         operations.......        0.09        0.23        0.81         0.77           0.49         0.81
                              --------    --------    --------     --------       --------     --------
DISTRIBUTIONS
   Net investment income..       (0.30)      (0.57)      (0.58)       (0.61)         (0.58)       (0.58)
                              --------    --------    --------     --------       --------     --------
NET ASSET VALUE,
 END OF PERIOD............    $   8.42    $   8.63    $   8.97     $   8.74       $   8.58     $   8.61
                              ========    ========    ========     ========       ========     ========
Ratio of net expenses
   to average
   net assets (a).........       0.73%(b)    0.72%       0.72%        0.73%          0.70%        0.70%
Ratio of net investment
   income to average
   net assets.............       6.89%(b)    6.31%       6.51%        6.97%(c)       6.79%(c)     6.94%(c)
Portfolio turnover........          --          --        138%(d)      210%           202%         162%
Total return..............       1.00%(e)    2.60%       9.51%        9.31%(c)       5.76%(c)    10.11%
Net assets, end of
  period (000's)..........    $401,036    $431,123    $437,456     $328,784       $298,112    $301,733

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.75%, 0.75% and 0.71% for the years ended June 30, 1997, 1996 and 1995, respectively.
(b) Annualized.
(c) Computed giving effect to the Advisor's expense limitation undertaking.
(d) Prior to commencement of operations of the Portfolio.
(e) Not annualized.


FINANCIAL HIGHLIGHTS CONTINUED
------------------------------------------------------------------------------------------

STEIN ROE INCOME FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                            (UNAUDITED)
                            SIX MONTHS
                                 ENDED
                          DECEMBER 31,                      YEARS ENDED JUNE 30,
                                  1999        1999        1998         1997           1996         1995
                              --------    --------    --------     --------       --------     --------
NET ASSET VALUE,
 BEGINNING OF PERIOD......    $   9.41    $  10.03    $   9.88     $   9.63       $   9.79     $   9.36
                              --------    --------    --------     --------       --------     --------
INCOME FROM
 INVESTMENT OPERATIONS
   Net investment income..        0.34        0.67        0.69         0.70           0.71         0.71
   Net realized and
      unrealized
      gain (loss) on
      investments.........       (0.22)      (0.62)       0.15         0.25          (0.16)        0.43
                              --------    --------    --------     --------       --------     --------
      Total from
        investment
        operations........        0.12        0.05        0.84         0.95           0.55         1.14
                              --------    --------    --------     --------       --------     --------
DISTRIBUTIONS
   Net investment income..       (0.34)      (0.67)      (0.69)       (0.70)         (0.71)       (0.71)
                              --------    --------    --------     --------       --------     --------
NET ASSET VALUE,
  END OF PERIOD...........    $   9.19    $   9.41    $  10.03     $   9.88       $   9.63     $   9.79
                              ========    ========    ========     ========       ========     ========
Ratio of net expenses
   to average
   net assets (a).........       0.87%(b)    0.84%       0.83%        0.84%          0.82%        0.82%
Ratio of net investment
   income to average
   net assets.............       7.37%(b)    6.91%       6.89%        7.26%(c)     7.26%(c)       7.55%(c)
Portfolio turnover........          --          --         59%(d)      138%           135%          64%
Total return..............       1.32%(e)    0.52%       8.72%       10.34%(c)     5.70%(c)      12.79%(c)
Net assets,
   end of period (000's)..    $249,766    $294,640    $448,403     $375,272       $309,564     $179,327

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.85%, 0.88% and 0.85% for the years ended June 30, 1997, 1996 and 1995, respectively.
(b) Annualized.
(c) Computed giving effect to the Advisor's expense limitation undertaking.
(d) Prior to commencement of operations of the Portfolio.
(e) Not annualized.

FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------

STEIN ROE HIGH YIELD FUND
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                    (UNAUDITED)
                                                    SIX MONTHS        YEAR        YEAR       PERIOD
                                                         ENDED       ENDED       ENDED        ENDED
                                                  DECEMBER 31,    JUNE 30,    JUNE 30,     JUNE 30,
                                                          1999        1999        1998       1997(c)
                                                  ------------    --------    --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.....             $  10.15    $  11.00    $  10.54     $  10.00
                                                      --------    --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.................                 0.77        0.85        0.85         0.52
   Net realized and unrealized gain (loss)
      on investments allocated from
      SR&F High Yield Portfolio..........                (0.54)      (0.53)       0.61         0.54
                                                      --------    --------    --------     --------
     Total from investment operations....                 0.23        0.32        1.46         1.06
                                                      --------    --------    --------     --------
DISTRIBUTIONS
   Net investment income.................                (0.52)      (0.85)      (0.85)       (0.52)
   Net realized gains....................                   --       (0.32)      (0.15)          --
                                                      --------    --------    --------     --------
     Total distributions.................                (0.52)      (1.17)      (1.00)       (0.52)
                                                      --------    --------    --------     --------
NET ASSET VALUE, END OF PERIOD...........             $   9.86    $  10.15    $  11.00     $  10.54
                                                      ========    ========    ========     ========
Ratio of net expenses to average net assets (a)          1.00%(d)    1.00%       1.00%        1.00%(d)
Ratio of net investment income to average
   net assets (b)                                       10.96%(d)    8.23%       7.79%        8.05%(d)
Total return (b)                                         2.35%(e)    3.50%      14.38%       10.88%(e)
Net assets, end of period (000's)                     $ 37,502    $ 32,766    $ 41,471     $ 13,482

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.23% for the six months ended
    December 31, 1999, 1.22% and 1.32% for the years ended June 30, 1999 and
    1998 and 2.29% for the period ended June 30, 1997, respectively.
(b) Computed giving effect to the Advisor's expense limitation undertaking.
(c) From commencement of operations on November 1, 1996.
(d) Annualized.
(e) Not annualized.


TO CONTACT US. . .
--------------------------------------------------------------------------------

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available Monday through Friday, from 8 a.m. to 8 p.m. ET, and Saturdays and Sundays from 10 a.m. to 2 p.m. ET.


STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE

Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o  Exchange shares between your Stein Roe accounts;
o  Purchase fund shares by electronic transfer;
o  Order additional account statements and money market fund checks;
o  Redeem shares by check, wire or electronic transfer.


RETIREMENT PLAN ACCOUNTS

Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.


BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to: P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.


ADDITIONAL REPORTS

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-338-2550 and additional reports will be sent to you.

Must be preceded or accompanied by a prospectus.

LIBERTY-STEIN ROE FUNDS INCOME TRUST
--------------------------------------------------------------------------------

TRUSTEES

John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Executive Vice President, Secretary and General
  Counsel, Kellogg Company
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners


OFFICERS

Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Secretary
Loren A. Hansen, Executive Vice President
Kevin Connaughton, Vice President, Treasurer
Timothy Jacoby, Senior Vice President
Michael T. Kennedy, Vice President
Gail Knudsen, Vice President, Controller
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Mary D. McKenzie, Vice President
Jane M. Naeseth, Vice President
Nicholas S. Norton, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Michael G. Fisher, Assistant Treasurer
Christine Balzano, Vice President
Denise E. Chasmer, Vice President


AGENTS AND ADVISORS

Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Stein Roe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd, LLC
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund*
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Large Company Focus Fund
Midcap Growth Fund**
Capital Opportunities Fund
International Fund
Small Company Growth Fund


 * Formerly Special Fund
** Formerly Growth Opportunities Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

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